United States Securities and Exchange Commission
                             Washington, D.C. 20549



                                AMENDED FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): Subsequent of June 9, 1997
                                                    Amended as of August 5, 1997

                       ENVIRONMENTAL CHEMICALS GROUP, INC.
             (Exact name of registrant as specified in its charter)



                 Delaware                          33-18315-A                     65-0035784

(State or Other Jurisdiction of Incorporation) (Commission File Number) (I.R.S. Employer Identification No.)



P.O. Box 1277, Andrews, Texas 79714

(Address of Principle Executive Offices) (Zip Code)


Registrants telephone number, including area code: (915) 524-6232

Former Name or Former Address, If Changed Since Last Report: Not Applicable







                    Report on Form 8-K, August 5, 1997 Page 1

Item 4.           Changes in Registrant's Certifying Accountant.

          (i) On June 4, 1997, the Company received notice that its former independent accountant, S.W. Hatfield + Associates, resigned as independent accountants from the Company by way of the attached letter of resignation (Exhibit A).

          (ii) The former accountants are fully aware of the problems and indebtedness created by the Company's former management and the injunction filed against the Company by the S.E.C. as a result of prior management's activities. By receipt of letter dated June 19, 1997 (Exhibit C), S.W. Hatfield + Associates have restated their position, as the former accountant, and their inability to remain independent, as required by the S.E.C., due to the aforementioned indebtedness.

          (iii)The resignation of the former accountant was not approved by the Board of Directors. Due to the Company's lack of cash flow, reinstatement of former accountant is not anticipated.

          (iv) In connection with the audits of the Company's financial statements for the two most recent fiscal year, there were no disagreements with the former accountant on any matter of accounting principle or practices, financial statement disclosures, or auditing scope or procedure. During the subsequent interim period up to May 27, 1997, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

          (v)  As described in the  accountant's  June 19, 1997 letter  (Exhibit
               C), the former accountants concerns rest upon indebtedness of the Company, to the accountants, resultant of management practices by the previous directors of the Company. The current directors of the Company no longer view this resignation as a hostile action toward the Company, but rather as an unfortunate situation resultant of the practices employed by the previous management.

          (vi) S. W. Hatfield + Associates'report on the Company's financial statements for the fiscal year ended December 31, 1995 did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles except for the going concern referred to in their opinion. (See Exhibit B)

               The audit report of Akin, Doherty, Klein & Feuge, P.C. on the Company's financial statements for the fiscal year ended December 31, 1994, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles except for the going concerns referred to in their opinion. (See Exhibit B)



                    Report on Form 8-K, August 5, 1997 Page 2

Item 5.           Other Events.

          (i) During the fourth quarter of 1996, the National Bank of Andrews and Taser, L.L.C. withdrew financing. Due to lack of cash flow and pending litigation, the Company's assets were foreclosed upon and liquidated. This action was completed in December of 1996.


Item 7.           Financial Statements and Exhibits.

                  Exhibit A:     Former accountant's letter of resignation.

                  Exhibit B:     Pg 1 -  Independent Auditor's Report for
                                         1993 and 1994
                                         Akin, Doherty, Klein & Feuge, P.C.

                                 Pg 2 - Report of Independent Certified Public Accountants for 1995
                                         S. W. Hatfield + Associates

                  Exhibit C:     Former accountant's  letter of June 19, 1997.

                  Exhibit 16.1:  Former accountant's confirming letter.





SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: Environmental Chemicals Group, Inc.       August 5, 1997



----------------------------------                    -------------------------
Dan W. Snow                                           Billy Smartt
Chief Executive Officer / Director                    President / Director






                    Report on Form 8-K, August 5, 1997 Page 3

                                                                       EXHIBIT A

[Letterhead of S.W. Hatfield + Associates] certified public accountants



                          May 27, 1997




Board of Directors
ENVIRONMENTAL CHEMICALS GROUP, INC.
P.O. Box 1277
Andrews, TX  79714-1277

Gentlemen:

Please be advised that Environmental Chemicals Group, Inc. (Company) currently has amounts owed S.W. Hatfield + Associates (Firm) which are in excess of one
(1) year old. Your unwillingness to professionally conduct your business affairs has created a situation whereby this Firm is no longer independent with respect to your Company and the Company's financial statements.

Accordingly, we hereby resign as the Company's independent certified public accountants and will refer these amounts due for collection.

Additionally, this is to confirm that the client-auditor relationship between Environmental Chemicals Group, Inc. and S.W. Hatfield + Associates has ceased.

Sincerely,

/s/ S.W. Hatfield + Associates
------------------------------
S.W. Hatfield + Associates

cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 9-5
     450 Fifth Street, NW
     Washington, DC  20549

                                                                EXHIBIT B - PG 1




                          Independent Auditor's Report


To The Board of Directors and Shareholders
Environmental Chemicals Group, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheets of Environmental Chemicals Group, Inc. and Subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for the years then ended. Our audits also included the financial statements schedules listed in the Index on page F-2. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Environmental Chemicals Group, Inc. and Subsidiaries at December 31, 1994 and 1993, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles. also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company incurred net losses of $863,673, $135,470 and $98,129 during each year in the three year period ended December 31, 1994, and as of that date, the Company's current liabilities exceeded its current assets, less prepaid expenses and deposits, by $174,825. These factors, among others as discussed in Note B to the financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ Akin, Doherty, Klein & Feuge
--------------------------------
Akin, Doherty, Klein & Feuge, P.C.
San Antonio, Texas
March 24, 1995

                                                                  EXHIBIT B-PG 2




               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               --------------------------------------------------


Board of Directors and Shareholders
Environmental Chemicals Group, Inc.


We have audited the accompanying consolidated balance sheet of Environmental Chemicals Group, Inc. (a Delaware corporation) and Subsidiaries as of December 31, 1995 and the related consolidated statements of operations, changes in shareholder's equity and cash flows for the year then ended. these consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

The consolidated financial statements as of and for the respective years ended December 31, 1994 and 1993 were audited by other auditors and they expressed a qualified opinion related to going concern issues, as discussed below and in Note C to the accompanying consolidated financial statements, in their report dated March 24, 1995. The other auditors have not performed any auditing procedures since March 24, 1995.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test bases, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Environmental Chemicals Group, Inc. and Subsidiaries as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles. Also, in our opinion, the accompanying consolidated financial statement schedules, as required by Regulation S-X of the U.S. Securities and Exchange Commission, when considered in relation to the basic consolidated financial statements, taken as a whole, present fairly in all material respects the information set forth therein.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note C., the Company has recurring net operating losses and has used net cash in operations over the previous three years. These factors, among other, raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments relating to the recoverability and classifications of recorded asset and liability amounts that might result from the outcome of this uncertainty.

                                                    /s/ SW Hatfield + Associates
                                                    ----------------------------
                                                      S.W. HATFIELD + ASSOCIATED
Dallas, Texas
March 27, 1996 (except for Noe D
  as to which the date is April 2, 1996

                                                                       EXHIBIT C


[Letterhead of S.W. HATFIELD + ASSOCIATES]




                                 June 19, 1997




Board of Directors
ENVIRONMENTAL CHEMICALS GROUP, INC.
P.O. Box 1277
Andrews TX  79714-1277

Gentlemen:

On June 14, 1997, this Firm received a copy of the Form 8-K filed by Environmental Chemicals Group, Inc. (Company) on or about June 9, 2997.

The Firm has the following  commentary related to the Company's comments in Item
4. of the filing:

The Rules of the U.S. Securities and Exchange Commission as set forth in the Codification of Financial Reporting Policies, Section 602.02.b.b. state "If fees for audit and other professional services are owned to an accountant for an extended period of time and become material in relation to the fee expected to be charged for a current audit, there may appear to have a direct interest in the results of operations of the client." We consider the unpaid fees for the December 31, 1995 audit to be material to the anticipated fees related to an audit of the Company's financial statements as of and for the year ended December 31, 1996.

Under these circumstances, we believe that we had no other alternative other than to resign as the Company's independent accountants.

Sincerely,
S.W. HATFIELD + ASSOCIATES



/s/ Scott W. Hatfield
-------------------------
Scott W. Hatfield, CPA
  For the Firm

SWH/

cc:  U.S. Securities and Exchange Commission

                                                                   EXHIBIT 16.1

[Letterhead of
S.W. Hatfield + Associates
certified public accounts]



                                August 13, 1997




U.S. Securities and Exchange Commission
450 Fifth Street, NW
Washington DC  20549
Gentlemen:

On August 6, 1997, this Firm received a proposed copy of the Form 8-K/A to be filed by Environmental Chemicals Group, Inc. (Company) during August 1997.

We have no disagreements with the statements made within the proposed Form 8-K/A and continue to refer readers to our letters of May 27, 1997 and June 19, 1997.

Sincerely,



/s/  SW Hatfield & Associates
-----------------------------
     S.W. HATFIELD+ASSOCIATES

SWH/

cc:    Board of Directors
       ENVIRONMENTAL CHEMICALS GROUP, INC.
       P.O. Box 1277
       Andrews, TX  79714-1277